                                                                   EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                   7.500% SENIOR SUBORDINATED NOTES DUE 2014

                                       OF
                             CARMIKE CINEMAS, INC.

               PURSUANT TO THE PROSPECTUS DATED __________, 2004

     This form must be used by a holder of 7.500% senior subordinated notes due 2014 (the "Old Notes") of Carmike Cinemas, Inc., a Delaware corporation ("Carmike"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus, dated ____________, 2004 (the "Prospectus") and in Instruction 1 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to those guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery before the Expiration Date of the Exchange Offer. Capitalized terms used but not defined in this notice have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

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  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME, _____________ 2004 UNLESS EXTENDED (THE "EXPIRATION DATE ").
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                 The Exchange Agent for the Exchange Offer is:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION


   By Registered and Certified Mail        By Overnight Courier or Regular Mail:              By Hand Delivery
        Wells Fargo Bank, N.A.                    Wells Fargo Bank, N.A.                   Wells Fargo Bank, N.A.
      Corporate Trust Operations                Corporate Trust Operations                Corporate Trust Services
             MAC N9303-121                             MAC N9303-121                        608 2nd Avenue South
             P.O. Box 1517                        6th & Marquette Avenue            Northstar East Building - 12th Floor
         Minneapolis, MN 55480                     Minneapolis, MN 55479                    Minneapolis, MN 55402
           Attention: Reorg.                         Attention: Reorg                         Attention: Reorg


                                                            or
                                                   Facsimile: (612) 667-4927
                                                   Telephone: (612) 667-9764



   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to Carmike the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

                                                             AGGREGATE PRINCIPAL AMOUNT
    CERTIFICATE NUMBER(s) (IF KNOWN) OF OLD NOTES OR          REPRESENTED BY OLD NOTES         AGGREGATE PRINCIPAL
                 ACCOUNT NUMBER AT DTC                             CERTIFICATE(s)                AMOUNT TENDERED
--------------------------------------------------------- --------------------------------- --------------------------


--------------------------------------------------------- --------------------------------- --------------------------

--------------------------------------------------------- --------------------------------- --------------------------

--------------------------------------------------------- --------------------------------- --------------------------

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                                            PLEASE SIGN AND COMPLETE
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Signatures of Registered Holder(s) or Authorized Signatory:
                                                            ----------------------------------------------------------



Name(s) of Registered Holder(s):
                                 -------------------------------------------------------------------------------------

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                                                     Date:                                                      , 2003
                                                           -----------------------------------------------------
                                                     -----------------------------------------------------------------

                                                     -----------------------------------------------------------------

                                                     Address:
                                                              --------------------------------------------------------


                                                     Area Code and Telephone No.
                                                                                 -------------------------------------

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

     The Notice of Guaranteed Delivery must be signed by the holder(s) exactly-as their name(s) appear(s) on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
        --------------------------------------------------------------------------------------------------------------

Capacity:
          ------------------------------------------------------------------------------------------------------------

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Address(es):
             ---------------------------------------------------------------------------------------------------------

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

                                   GUARANTEE


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of those Old Notes into the Exchange Agent's account at DTC described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of firm:
              -----------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

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                               (Include Zip Code)

Area Code and Tel. No.
                      ---------------------------------------------------------

Authorized Signature:
                      ---------------------------------------------------------

Name:
      -------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------

Dated:                         , 2003
       ------------------------

     DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.


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



                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth in this Notice of Guaranteed Delivery before the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder of Old Notes, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. As an alternative to delivery by mail the holders may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see the Prospectus and Instruction 1 of the Letter of Transmittal.

         2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to in this Notice of Guaranteed Delivery, the signatures must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Old Notes or signed as the name of the participant is shown on DTC's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to Carmike of the person's authority to so act.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal or this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in this Notice of Guaranteed Delivery and in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                                       4